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                                                                   EXHIBIT 10.6

                              SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (Settlement Agreement) is entered into by and among Cana Capital Corporation, a Florida corporation, (CCC) Big Bike of Daytona, Inc., a Florida corporation, d/b/a Biker's Dream of Jacksonville, (BBD) Big Bike of Jacksonville, Inc., a Florida corporation, d/b/a Biker's Dream of Jacksonville, (BBJ) and Scott & Johns Enterprises, Inc., a Florida corporation, d/b/a/ Big Biker of Tampa Bay, Inc., (BBTB), individually, their parents, subsidiaries, affiliates, officers, directors, shareholders, insurers, sureties, employees, agents, attorneys, general partners, limited partners, predecessors, successors and assigns, and Bruce A. Scott, individually, his heirs, personal representatives, administrators, executors, family, agents, insurers, sureties, employees, attorneys, successors and assigns, (collectively Cana) and Biker's Dream, Inc., a California corporation, (BD) and Ultra Acquisition Corporation, a Nevada corporation d/b/a/ Ultra Kustom Cycles, (Ultra) their parents, subsidiaries, affiliates, officers, directors, shareholders, insurers, sureties, employees, agents, attorneys, general partners, limited partners, predecessors, successors and assigns, (collectively Biker's Dream).

     WHEREAS, CCC has an action pending against BD in the Circuit Court, Fourth Judicial Circuit Court in and for Duval County, Florida; styled Cana Capital Corporation, a Florida corporation v. Biker's Dream, Inc., a California corporation, Case No. 99-1438-CA, Division CV-G; and

     WHEREAS, BBD has an action pending against Ultra in the Circuit Court, Seventh Judicial Circuit Court in and for Volusia County, Florida; styled Big Bike of Daytona, Inc., a Florida corporation, d/b/a Biker's Dream of Jacksonville v. Ultra




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Acquisition Corporation, a Nevada corporation, d/b/a Ultra Kustom Cycles, Case
No. 2000-31183 CICI, Division 32; and

     WHEREAS, BBJ has an action pending against Ultra in the County Court, Fourth Judicial Circuit Court in and for Duval County, Florida; styled Big Bike of Jacksonville, Inc., a Florida corporation, d/b/a biker's Dream of Jacksonville v. Ultra Acquisition Corporation, a Nevada corporation, d/b/a/ Ultra Kustom Cycles, Case No. 99-6607-CC, Division G; and

     WHEREAS, BBTB has an action pending against Ultra in the Circuit Court, Thirteenth Judicial Circuit Court in and for Hillsborough County, Florida; styled Scott & Johns Enterprises, Inc., a Florida corporation, d/b/a Big Bike of Tampa Bay, v. Ultra Acquisition Corporation, a Nevada corporation d/b/a/ Ultra Kustom Cycles, Case No. 99-7614-CC, Division G; and

     WHEREAS, Cana and Biker's Dream desire to resolve and settle any and all issues, claims, disputes, and causes of action among them.

     Accordingly, IT IS EHREBY AGREED AS FOLLOWS:

1. In exchange for the consideration given by Biker's Dream as set forth below, in paragraph A through J, the sufficiency of which Cana acknowledges, Biker's Dream agrees as follows:

          A. Biker's Dream will ship 8 Fat Pounders Model 2000; 3 Ground Pounders S/T Model 2000; and 3 Ground Pounders Model 2000 (the motorcycles) to Cana described on Exhibit A attached on or before July 31, 2000. The delivery shall be made at Cana's offices located at 9543 Sunbeam Center Drive, Jacksonville, Florida 32257.




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          B. The motorcycles' paint schemes will be selected by Robert Dick from those in inventory at his sole discretion on or before July 21, 2000.

          C. Biker's Dream will deliver a Manufacturer's Certificate of Origin
(MSO) contemporaneously with each motorcycle.

          D. Cana will pay the freight charges for the delivery of the motorcycles, at the time of delivery.

          E. All the motorcycles will be honored by Ultra's Warranty program. None may be sold in Daytona or Clearwater.

          F. Biker's Dream will transfer ownership and provide Cana with a Bill of Sale for the 1998 Ultra Wide Series (18ZWS21A8WR000710) (1998 Ultra) located in Daytona Beach, Florida. Biker's Dream will execute all documents necessary to transfer the 1998 Ultra title to Cana.

          G. Biker's Dream will transfer ownership and provide Cana with a Bill of Sale or invoices marked "paid" for all parts consigned by Biker's Dream to BBD which are currently located in Daytona Beach in BBD's possession.

          H. Biker's Dream will provide Cana with a Termination and Release Agreement for each and every Dealer and/or Warranty Agreement between Cana and Biker's Dream.

          I. Biker's Dream will provide Cana with a General Release of Dick Lindholm, MN Beach Properties, Inc.

          J. Biker's Dream will provide Cana with a General Release of all parties to this Settlement Agreement.




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     2. In exchange for the consideration given by Biker's Dream as set forth in paragraphs A through D below, the sufficiency of which Cana acknowledges, Cana agrees as follows:

          A. Upon complete performance of all the conditions and agreements of this Settlement Agreement, Cana shall dismiss the actions described in this Settlement Agreement with prejudice.

          B. Cana will provide Biker's Dream the MSO's on all bikes financed under Cana's Floor Plan.

          C. Cana will provide Biker's Dream with a General Release of BD from Dick Lindholm, MN Beach Properties, Inc.

          D. Cana will provide Biker's Dream with a General Release of all parties to this Settlement Agreement.

     3. For purposes of this Agreement, an "affiliate" of any person or entity means any person, entity or group (currently existing or hereafter created) controlling, controlled by or under common control with, the specified person or entity, and "control" of a person or entity (including with correlative meaning, the terms "control by" and "under common control with") means the power to direct or cause the direction of the management, policies or affairs of the controlled persons, whether through ownership of securities or partnership or other ownership interests, by contract or otherwise.

     4. THE PARTIES SPECIFICALLY, KNOWINGLY AND INTENTIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL IN ANY ACTION RELATING TO THIS SETTLEMENT AGREEMENT.




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     5. The parties to this Settlement Agreement agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to the terms and intent of this Settlement Agreement.

     6. The parties to the Settlement Agreement acknowledge that they have had the advice of counsel with regard to the meaning and purpose of this Settlement Agreement. Each party represents that it, she or he has read this Settlement Agreement, understands its terms and enters into this Settlement Agreement freely and without reservation.

     7. The parties to this Settlement Agreement further represent and warrant that each signatory to this Settlement Agreement is duly authorized to sign for the purpose and in the capacity in which she, or he purports to sign.

     8. This Settlement Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any of the parties.

     9. The terms of this Settlement Agreement are contractual in nature and are not merely recitals and may not be changed except in a writing signed by all parties.

     10. If any provision of this Settlement Agreement or the application thereof to any circumstance shall, in any event, be invalid or unenforceable, the remainder hereof, the application of such provision to circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and enforced to the fullest extent permitted by governing law.

     11. This Stipulation of Settlement may be executed in counterparts and signatures transmitted by facsimile and shall be binding on the parties.




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     12. If a court of competent jurisdiction finds that either party has breached any of the covenants, warranties, or agreements contained in this Stipulation of Settlement, that party shall pay the attorneys' fees and expenses of the prevailing party for litigation or resolving that breach.

     13. Each party shall bear its own costs and attorneys' fees in connection with all matters arising out of or concerning the litigation described in this Settlement Agreement.

     Dated this         day of July, 2000.
               ---------

CANA CAPITAL CORPORATION                    BIG BIKE OF DAYTONA, INC.


By:      /s/ Bruce A. Scott                 By:      /s/ Bruce A. Scott
         --------------------------                 ----------------------------
         Bruce A. Scott, President          Bruce A. Scott, President


BIG BIKE OF JACKSONVILLE, INC.              SCOTT & JOHNS ENTERPRISES,
                                            INC.


By:      /s/ Bruce A. Scott                 By:      /s/ Bruce A. Scott
         --------------------------                  ---------------------------
         Bruce A. Scott, President          Bruce A. Scott, President


/s/ Bruce A. Scott
-----------------------------------
Bruce A. Scott, Individually


BIKER'S DREAM, INC.                         ULTRA ACQUISITION
                                            CORPORATION


By:      /s/ Harold L. Collins              By:      /s/ Harold L. Collins
         --------------------------                  ---------------------------
Its:     CEO                                Its:     CEO
         --------------------------                  ---------------------------


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                        SETTLEMENT AGREEMENT (CONTINUED)





/s/ Myra Loughran                           /s/ Daniel C. Shaughnessy
------------------------------------        ------------------------------------
Myra Loughran                               Daniel C. Shaughnessy
333 First St. N., Suite 305                          4640 Blanding Blvd.
Jacksonville Beach, FL 32250                Jacksonville, FL 32201
Telephone:  (904) 249-8500                  Telephone:  (904) 777-8383
Facsimile:  (904) 249-0841                  Facsimile:  (904) 777-1330
Florida Bar No. 866849                      Florida Bar No. 323586
Attorney for Cana Capital Corporation       Attorney for Biker's Dream, Inc.,
Big Bike of Daytona, Inc., Big Bike of      and Ultra Acquisition Corporation
Jacksonville, Inc. and Scott & Johns
Enterprises, Inc.





/s/ Albert M. Guemmer
------------------------------------
Albert M. Guemmer
3002 W. Kennedy Blvd.
Tampa, FL 33609
Telephone:  (813) 875-1973
Florida Bar No. 99549
Attorney for Ultra Acquisition
Corporation




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                                 GENERAL RELEASE


     Cana Capital Corporation, Big Bike of Daytona, Inc., Big Bike of Jacksonville, Inc., Scott & Johns Acquisitions, Inc. and Bruce A. Scott, individually, (the "first party"), for valuable and sufficient consideration and the settlement and compromise of certain claims and other valuable consideration, received from or on behalf of Biker's Dream, Inc. and Ultra Acquisition Corporation (the "second party"), the receipt and sufficiency whereof are hereby acknowledged.

     (Wherever used herein the term "first party" and "second party" shall include singular and plural heirs, legal representatives, the assigns of individuals, subsidiaries and the successors and assigns of corporations, wherever the contexts so admits or requires.)

     HEREBY remises, releases, acquits, satisfies, and forever discharges the second party, of and from any and all manner of obligation, sequela, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party ever had, now has or which the first party and any personal representative, successor, heir or assign of the first party hereinafter can, shall or may have, whether known or unknown, against the second party, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release, including but not limited to any and all claims which were or which could have been set forth in those certain suits filed in the Circuit Court of the Fourth Judicial Circuit, Duval County, Florida, Cana Capital Corporation v. Bikers' Dream, Inc., Case No. 99-1438-CA; the Circuit Court, Seventh Judicial Circuit in and of Volusia County, Florida, Case No. 2000-31183 CICI, Big Bike of Daytona, Inc. v. Ultra Acquisition Corporation; in the County Court, Fourth Judicial Circuit in and for Duval County, Florida, Case No. 99-6607-CC, Big Bike of Jacksonville, Inc. v. Ultra Acquisition Corporation; and in the Circuit Court, Thirteenth Judicial Circuit in and for Hillsborough County, Florida, Scott & Johns Enterprises, Inc., v. Ultra Acquisition Corporation.

Signed sealed and delivered Cana Capital Corporation in the presence of:

                                    By:     /s/ Bruce A. Scott
----------------------------                ------------------------------------
                                            Bruce A. Scott, President

                                    Big Bike of Daytona, Inc.


/s/ Bruce A. Scott                  By:      /s/ Bruce A. Scott
-----------------------------                -----------------------------------
Bruce A. Scott, Individually                 Bruce A. Scott, President




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                                    Big Bike of Jacksonville, Inc.

                                    By:      /s/ Bruce A. Scott
                                             -----------------------------------
                                             Bruce A. Scott, President

                                             Scott & Johns Acquisitions, Inc.

                                    By:      /s/ Bruce A. Scott
                                             -----------------------------------
                                             Bruce A. Scott, President




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                                 GENERAL RELEASE

     Dick Lindholm and MN Beach Properties, Inc. (the "first party"), for valuable and sufficient consideration and the settlement and compromise of certain claims and other valuable consideration, received from or on behalf of Biker's Dream, Inc. and Ultra Acquisition Corporation (the "second party"), the receipt and sufficiency whereof are hereby acknowledged.

     (Wherever used herein the term "first party" and "second party" shall include singular and plural heirs, legal representatives, the assign of individuals, subsidiaries and the successors and assigns of corporations, wherever the contexts so admits or requires.)

     HEREBY remises, releases, acquits, satisfies, and forever discharges the second party, of and from any and all manner of obligation, sequela, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party ever had, now has or which the first party and any personal representative, successor, heir or assign of the first party hereinafter can, shall or may have, known or unknown, against the second party, for, upon or be reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release.

Signed sealed and delivered         MN Beach Properties, Inc.
in the presence of:

                                    By:     /s/ Dick Lindholm
---------------------------                 ------------------------------------
                                            Dick Lindholm
                                    Its:    President
                                            ------------------------------------

                                    --------------------------------------------
                                    Dick Lindholm, President

STATE OF FLORIDA
COUNTY OF

     The foregoing instrument was acknowledged before me this 21 day of July 2000 by Dick Lindholm, individually and on behalf of MN Beach Properties, Inc. He is personally known to me or has provided Drivers License as identification.


                                     -------------------------------------------
                                     Notary Public, State of Florida


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